SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C.  20549


FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) December 18, 1998
___________________________________________________________________

VERTEX COMPUTER CABLE & PRODUCTS, INC.
(Exact name of registrant as specified in its charter)
___________________________________________________________________


           Delaware                               11-2816128
(State or other jurisdiction of                (I.R.S. Employer
 incorporation or organization)              Identification Number)

   1-9263
(Commission File Number)


	920 Conklin Street, Farmingdale, New York 11735
	(Address of principal executive offices and zip code)


	Registrant's telephone number, including area code: (516) 293-1610







Item 1. CHANGES IN CONTROL OF REGISTRANT

		The Registrant ("Vertex Computer Cable & Products, Inc.) entered into an agreement dated December 18, 1998, whereas the Registrant was a party to a combined agreement with Daniel Mcphee, Christopher Francis, TW Cable LLC., Edward Goodstein and Dataworld Solutions, Inc. The following actions took place as of the signing of the agreement:

	(a) Vertex Computer Cable & Products, will acquire all the voting stock of Dataworld solely in exchange for 1,500,000 shares of the voting common stock of Vertex, and

	(b) Daniel McPhee and Christopher Francis will, each acquire from TW Cable LLC. a total of 17,000,000 shares of the voting common stock of Vertex for payment of $200,000 and other consideration stated in the Agreement; and

	(c) TW Cable LLC. has agreed with Vertex to acquire 6,000 shares of the $6 Vertex Senior Cumulative Convertible Preferred Stock having a stated value of $100 per share, $.01 par value with such rights, preferences and designations as set forth in the Certificate of Designation; and

	(d) Edward Goodstein and/or TW Cable LLC. has agreed with
Vertex to forgive certain debt of Vertex presently owed to Goodstein and/or TW Cable LLC.; and

	(e) Effective with the signing of the agreement, Daniel
Mcphee will become Chairman of the Board of Directors and Chief
Executive Officer.  Christopher Francis will become Chief
Operating Officer and Director. Edward Goodstein and Albert Roth will remain on the Board of Directors.






Item 7.  EXHIBITS

		1.1		Agreement by and Among Vertex Computer Cable &
Products, Inc. and Daniel McPhee and Christopher
Francis and TW Cable LLC and Edward Goodstein and
Dataworld Solutions, Inc. dated December 18, 1998




SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             Vertex Computer Cable & Products, Inc.

	                   By: /s/ Daniel McPhee
	                       Chief Executive Officer

	                   By: /s/ Nicholas T. Hutzel
	                       V.P. & Controller






Dated: December 30, 1998





















AGREEMENT

BY AND AMONG

VERTEX COMPUTER CABLE & PRODUCTS, INC. AND

DANIEL MCPHEE and CHRISTOPHER FRANCIS

AND

TW CABLE, LLC

AND

EDWARD GOODSTEIN

AND

DATAWORLD SOLUTIONS, INC.


DECEMBER 18, 1998





AGREEMENT


	This Agreement (the "Agreement"), is made this 18th day of December, 1998
(the "Execution Date") by and among Vertex Computer Cable & Products, Inc., a
Delaware corporation ("Vertex"), Daniel McPhee and Christopher Francis,
(collectively "McPhee"), TW Cable, LLC, a New York limited liability company
("TW") Dataworld Solutions, Inc., a Delaware Corporation ("Dataworld") and
Edward Goodstein, an individual ("Goodstein").
	WHEREAS, the parties have agreed to several transactions some of which involve some but not all of the parties; and
	WHEREAS, for the sake of expediency the parties have agreed to memorialize the transactions in one Agreement with the understanding and acknowledgment that each transaction is not intended nor shall it be deemed to be consideration for another transaction except to the extent expressly set forth in this Agreement;
and
 WHEREAS,in the first transaction Vertex will acquire all the voting stock of
Dataworld solely in exchange for 1,500,000 shares of the voting common stock of
Vertex, it being intended that said transaction shall qualify under par368(a)(1)
(B) of the Internal Revenue Code of 1986, as amended ("Code") as a tax free exchange of stock; and
	WHEREAS, in the second transaction, McPhee will acquire from TW 17,000,000 shares of the voting common stock of Vertex ("TW Shares")for payment of $200,000 and other consideration stated in this Agreement; and
	WHEREAS, TW has agreed with Vertex to acquire 6,000 shares of the $6 Vertex
Senior Cumulative Convertible Preferred Stock having a stated value of $100 per share, $.01 par value with such rights, preferences and designations as set forth in the Certificate of Designation attached hereto as Exhibit "A"
(Preferred Stock"); and
	WHEREAS, Goodstein and/or TW has agreed with Vertex to forgive certain debt of Vertex presently owed to Goodstein and/or TW; and
	WHEREAS, the parties have agreed to make certain agreements, representations, warranties and covenants to each other with respect to the matters herein contained;
	NOW, THEREFORE, in consideration of the provisions and covenants herein contained, the parties hereto agree as follows:
	1.	Tax Free Exchange of Voting Stock.
		1.1	Vertex hereby agrees to exchange up to 1,500,000 shares of its voting common stock solely in exchange for all of the issued and outstanding voting and equity stock (whether common or preferred) of Dataworld from the existing holders of such voting stock. McPhee hereby agrees to tender or arrange for the tender of all of such voting and equity stock of Dataworld.  The shares of Vertex common stock as issued are hereinafter referred to as "Exchanged
Common Stock".
		1.2	The stock of Vertex when issued will be fully paid and non-
assessable. Vertex acknowledges that the value received by Vertex upon the exchange of stock will be equal to at least the par value of the common stock of
Vertex that will be issued.
		1.3	The holders of the voting stock of Dataworld tendering shares will deliver stock certificates to Vertex duly endorsed for transfer or separate stock powers, with all transfer tax stamps affixed or provided for, so as to make Vertex the sole owner thereof, free and clear of any liens, claims or encumbrances.
		1.4	Vertex and McPhee hereby acknowledge and agree that it is
intended that the above exchange of stock shall be and shall qualify as a reorganization and a tax free exchange under par368(a)(1)(B) of the Code, and in furtherance thereof, each such party agrees not to take any action which would impair the treatment of the exchange as a tax-free reorganization for tax purposes.
		1.5	The exchange of stock will take place as of the Closing Date.
		1.6	The stock certificates of Vertex delivered at the closing shall contain an appropriate restrictive legend indicating that the shares so issued are not registered under the Securities Act of 1933.
	2.	Purchase of TW Shares.
		2.1	TW hereby acknowledges that it is the owner of at  least
17,000,000 shares of the voting common stock of Vertex, free and clear of all liens, claims and encumbrances and has the right to sell the same to McPhee.
		2.2	TW hereby agrees to sell the TW Shares to McPhee for the sum of
$200,000 and upon tender of that amount by McPhee, TW shall deliver such stock certificates in such denominations as McPhee shall direct. Said stock certificates shall be duly endorsed for transfer or delivered with a separate stock power, with all transfer stamps affixed or provided for, so as to make
McPhee the owner of said shares.
		2.3	McPhee agrees to arrange for 8,500,000 shares of the Vertex stock so purchased to be placed into escrow as provided in Section 5A of this
Agreement.
		2.4	McPhee acknowledges and agrees that the TW Shares being
purchased are not registered under the Securities Act of 1933 and any stock certificates so issued representing the TW Shares shall contain an appropriate restrictive legend.
		2.5	As part of this transaction, McPhee hereby agrees to become
officers and directors of Vertex, in accordance with employment terms to be negotiated, provided that Daniel McPhee shall become the Chairman of the Board and Chief Executive Officer of Vertex at a minimum annual salary of $100,000 and
Christopher Francis shall become the President and Chief Operating Officer of
Vertex at a minimum annual salary of $100,000.
		2.6	As a further part of this transaction, TW agrees to forgive all of the
Subordinated Debentures of Vertex owned by TW (approximately $2,400,000), together with all accrued interest thereon, by returning said Subordinated
Debentures to Vertex to be canceled and thereafter the only remaining
Subordinated Debentures outstanding shall be approximately ($92,000) owed to original investors.
		2.7	As a further part of this transaction, Goodstein and TW agree to forgive approximately $280,000 of a debt of Vertex due to Goodstein, TW, and any affiliate, together with all accrued interest, if any. Goodstein, TW and Vertex acknowledge that there will remain a debt of $200,000 of Vertex to  Goodstein which shall be evidenced by a Note from Vertex in the form attached hereto as
Exhibit 2.7 providing for the payment of such amount in thirty-six (36) equal monthly installments commencing July 1, 1999.  McPhee hereby agrees to guarantee payment of such Note by Vertex.
		2.8	The consummation of this transaction will take place as of the
Closing Date.
	3.	Purchase of Preferred Stock.
	 	3.1	TW, as partial consideration for the Preferred Stock referred to in
Section 3.3 below, shall make a capital contribution of $400,000 to Vertex
($47,357 of which has already been paid as a payment to Vertex's accountant, leaving a balance due on the Closing Date of $352,643).
		3.2	TW shall also contribute the total amount currently held in escrow, less interest, for payment to Vertex's creditors (approximately $400,000) as partial consideration for the Preferred Stock referred to in Section 3.3. Said amount has and/or shall be used to pay the installments due November 15, 1998 and February 15, 1999 to the Class 7 Unsecured Creditors of Vertex.
		3.3	As consideration for the payments to be made as specified in
Sections 3.1 and 3.2 above, Vertex shall issue and deliver to TW 6,000 shares of
$6 Vertex Senior Cumulative Convertible Preferred Stock (the "Preferred Stock")
having a stated value of $100 per share and shall have such rights, preferences, and designations as set forth in the Certificate of Designation of the Preferred
Stock attached hereto as Exhibit A.
	3.A	Closing Date. The series of transactions contemplated by this Agreement unless otherwise specifically provided in this Agreement shall be consummated at a Closing which shall occur on or about December 16, 1998 or on such later date as the parties shall mutually agree (the "Closing Date") at the offices of
Shustak, Jalil & Heller, 545 Madison Avenue, New York, New York 10022.
	4.	Representations, Warranties and Covenants of Dataworld. Dataworld
represents, warrants and covenants to Vertex, as follows:
		4.1	Organization of Dataworld.  Dataworld is a corporation duly
organized, valid existing and in good standing under the laws of the State of
Delaware and has all requisite corporate and other power, authority and legal right to own, lease and operate the properties used in its business, to carry on its business as presently conducted and to execute, deliver and perform its obligations under this Agreement.  Dataworld duly qualified or licensed as a foreign corporation in each jurisdiction or place in which it owns or leases real property or in which it transacts business and where the nature of the business transacted legally requires such registration or qualification and the failure to be so registered or qualified could have a material adverse effect on the business or financial condition of Dataworld.
		4.2	Corporate Documents.  McPhee has heretofore furnished to Vertex complete and correct copies of Dataworld's Certificate of Incorporation, as amended to date, certified by the Secretary of State of the State of Delaware,
and Dataworld's By-Laws, as currently in effect, certified by the Secretary of
Dataworld.
		4.3	Capital Stock of Dataworld.  The authorized capital stock of
Dataworld consists of 15,000,000 shares of Dataworld's common stock, par value
$.001 per share (the "Common Stock"), of which 5,000,000 shares are issued and outstanding to McPhee and 5,000,000 shares of preferred stock,par value $.01 per share, of which 1,330 shares of Class A Preferred Stock are issued and outstanding.  No shares of such capital stock are held in the treasury of
Dataworld.  Dataworld does not own stock in and does not control, directly or indirectly, any corporation, association or business organization.  Dataworld is not a party to any joint venture or partnership agreement.  All shares of Common
Stock that are outstanding, including the Shares to be sold to Vertex hereunder, are duly authorized, validly issued and outstanding, fully paid, and nonassessable, and no person has any preemptive rights in respect thereof.
There is outstanding no security, option, warrant, right, call, subscription, agreement, commitment, or understanding, fixed or contingent, that directly or indirectly (I) calls for the issuance of, or the granting of rights to acquire, any capital stock of Dataworld, or any securities convertible into any capital stock of Dataworld, (ii) obligates Dataworld to grant, offer or enter into any of the foregoing, or (iii) relates to the voting or control of such capital stock, securities or rights.
		4.4	Ownership in Dataworld.  McPhee is the beneficial and record owner of 5,000,000 shares of Common Stock, with good and marketable title to such Common Stock, free and clear of all liens, encumbrances, claims, charges, agreements, rights, options and warrants.
		4.5	Authority.  This Agreement constitutes the legal, valid and binding obligation of McPhee, enforceable against McPhee in accordance with its terms.
		4.6	Financial.
			(a)	McPhee has furnished to Vertex true and complete copies of
(I) the financial statements for Dataworld as follows:  Balance Sheet, Income
Statement and Cash Flow Statement, each dated July 31, 1998 as attached in
Exhibit 4.6.  The financial statements described above that have been furnished to Vertex have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with prior periods.  The balance sheet of Dataworld furnished to Vertex present fairly the financial position of
Dataworld as at the date thereof, and the related statements of income and retained earnings and changes in financial position to Dataworld furnished to
Vertex present fairly the results of the operations and changes in the financial positions for Dataworld for the period indicated.  For the purpose of this
Agreement, all financial statements referred to in this Section shall be deemed to include any notes to such financial statements.
			(b)	At July 31, 1998, Dataworld had no liabilities or obligations, either accrued, contingent or otherwise, which are material to Dataworld which have not been specifically reflected or disclosed in the balance sheet of
Dataworld as at July 31, 1998 (the "July 31, 1998 Balance Sheet").
			(c)	Except as specifically reflected or disclosed on Schedule 4.6 or in the July 31, 1998 Balance Sheet, there are no claims against or liabilities or obligations of, or any reasonable basis known to McPhee for any claims against or liabilities or obligations of Dataworld, which individually or in the aggregate (I) might result in a material decrease in the stockholders'
equity of Dataworld from that shown in the July 31, 1998  Balance Sheet, or (ii)
might result in a material charge against the annual net income of Dataworld, or
(iii) might result in or cause any material adverse change in the financial condition, results of operations, business or prospects of Dataworld.
			(d)	Since July 31, 1998, except as disclosed on Schedule 4.6,
whether or not in the ordinary course of business, there has not been, occurred or arisen:
				  (I)	any material adverse change in the financial
condition, results of operations, business or prospects of Dataworld; or
				 (ii)	any damage or destruction in the nature of a casualty
loss, whether covered by insurance or not, adversely affecting any property or business of Dataworld which is material to the financial condition, results of operations,  business or prospects of Dataworld; or
				(iii)	any increase in excess of $10,000 in the
compensation payable or to become payable by Dataworld to its directors, officers, management personnel, consultants or agents, whether in the form of fees, salaries, bonuses or any other form of compensation, or any increase in benefits under any bonus, insurance, pension or other benefit plan made for or with any of such persons and no deferred salary or similar obligation; or
				  (iv)	any actual or threatened strike or other labor trouble
or dispute which materially and adversely affects, or might materially and adversely affect, the financial conditions, results of operations, business or prospects of Dataworld; or
				   (v)	any direct or indirect redemption, purchase or other
acquisition by Dataworld of any shares of Dataworld's capital stock, or any declaration, setting aside or payment of any dividend or other distribution by
Dataworld in respect of its capital stock.
			(e)	Since July 31, 1998, except as indicated on Schedule
4.6(a), Dataworld has not engaged in any transaction material to the financial condition, results of operations, business or prospects of Dataworld not in the ordinary course of its business.
			(f)	In all material respects, the books, record and accounts of
Dataworld accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of Dataworld.
		4.7	Inventories.	In all material respects, (I) the inventories shown on
the July 31, 1998 Balance Sheet and any inventories thereafter acquired by
Dataworld prior to the Closing Date consist, and will consist, of items of a quality and quantity usable or saleable in the normal course of Dataworld's business; (ii) the value of all items of obsolete materials and of all items of below standard quality has been written down to realizable market value or adequate reserves have been provided for such materials; and (iii) the values at which such inventories are carried reflect the normal inventory valuation policy of Dataworld.
		4.8	Accounts Receivable.  All accounts receivable reflected on the July
31, 1998 Balance Sheet and any accounts receivable thereafter acquired by
Dataworld prior to the Closing Date constitute, and will constitute, bona fide receivables resulting from bona fide transactions in the ordinary course of Dataworld's business. No reserves are provided in the financial statement as Dataworld is a new entity and no reserves have been established.
		4.9	Buildings and Equipment.  The buildings, machinery and
equipment owned or used by Dataworld are adequate for the conduct of Dataworld's business as such business presently is conducted and are in normal operating condition and repair, ordinary wear and tear excepted, and free from any known defects except such minor defects as do not substantially interfere with the continued use thereof in the conduct of normal operations.
		4.10	Tax Returns and Reports.	 Except as specified in Schedule 4.10,
no federal, state, or local tax returns and tax reports nor sales tax reports are as yet required to be filed by Dataworld.
		4.11	Title to Properties.	Except as specified in Schedule 4.11,
Dataworld has good and marketable title or other ownership interest adequate for the conduct of its operations and business in all of its assets (including capitalized lease agreements), in each case, free and clear of all mortgages, liens, pledges, restrictions, charges or encumbrances of any nature whatsoever, except (I) liens for current taxes which are not yet due and payable or are being contested in good faith in appropriate proceedings,(ii) liens of carriers, warehousemen, mechanics, laborers and material men incurred in the ordinary course of business for sums not yet due, and (iii) such other encumbrances and imperfections of title, if any, as in the aggregate, are not substantial in character, amount or extent, and do not materially detract from the value or interfere with the use of the properties for the purposes for which they are presently used or otherwise materially impair business operations.
			4.12	Agreements, Contracts and Commitments.
			(a)	Except as set forth in Schedule 4.12, Dataworld does not
have in effect and is not a party to:
			   (I)	any Welfare Plan or Pension Plan Profit Sharing Plan,
except for routine life and disability insurance plans; or
			  (ii)	any research, development, license, employment,
consulting, distribution or sales agency agreement, contract or commitment with any person involving aggregate payment by or to Dataworld in excess of $10,000 or extending beyond 12 months from the date hereof; or
			   (iii)	any agreement, contract or commitment relating to capital
expenditures and involving future payments of $10,000 or more in any one instance or $50,000 or more in the aggregate; or
			   (iv)	any agreement, indenture or other instrument relating to the money or the guarantee of any obligation for, to service the repayment of, borrowed money; or
			    (v)	any lease with a term of more than one year or requiring
payments of $10,000 or more;
			   (vi)	any agreement, commitment relating to the future disposition of any interest in any business enterprise; or
			  (vii)	any agreement, commitment (other than purchase orders in
the ordinary course of business) for the production and sale, or product or material by Dataworld requiring $20,000 or more to, or by, Dataworld; or
			  (viii)    any other agreement, contract or commitment or
performance or surety bond not entered into in the ordinary course of business and involving an aggregate payment by or to Dataworld in excess of $10,000 or not terminable within four months without payment of a penalty greater than
$10,000 by Dataworld.
		4.13	Licenses and Permits.	Schedule 4.13 contains a list of all
licenses, franchises, permits and other governmental authorizations held by
Dataworld that are material in connection with the ownership and conduct of the business of Dataworld.  Each of such licenses, franchises, permits and other governmental authorizations is valid and in good standing.  The governmental authorizations set forth on Schedule 4.13 constitute all governmental authorizations necessary for all businesses currently carried on by Dataworld.
		4.14	Litigation.	Except as set forth on Schedule 4.14, there are no
suits, actions or legal, administrative, arbitration or other proceedings and governmental investigations involving Dataworld pending or, to the knowledge of
Dataworld, threatened.  Dataworld is not in default with respect to any order, writ, injunction, or decree of any court or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.
		4.15	Compliance with Law.	To the knowledge of Dataworld after
reasonable inquiry, Dataworld has complied and is in compliance in all material respects with all applicable federal, state, local and foreign laws, statutes, licensing requirements, rules and regulations, and judicial or administrative decisions (including without limitation, any that relate to health and safety environmental matters, sale and distribution of products and services, anti-
competitive practices, collective bargaining, equal opportunity and improper payments), pertaining to its properties or assets, the ownership thereof or to the operation of its business, except for violations, if any, which do not and will not (assuming continued operations on the same basis as heretofore operated) have a material adverse effect on the business, operations or financial condition of Dataworld.  To the knowledge of Dataworld after reasonable inquiry, no violation by Dataworld is being alleged of any applicable law, statute, order, rule or regulation promulgated or judgment entered by any federal, state, local or foreign court or governmental authority relating to the operation, conduct or ownership of the property or business of
Dataworld.
		4.16	Environmental Matters.	To the knowledge of Dataworld after
reasonable inquiry, Dataworld is not subject to any material liability or obligation relating to (I) the environmental conditions on, under, or about the properties or assets owned or used by Dataworld, including without limitation, the soil and groundwater conditions at such properties; or (ii) the use, management, handling, transport, treatment, generation, storage, disposal, release or discharge of any hazardous wastes, hazardous substances, toxic substances or related materials defined, listed or identified under any federal, state or local statutes or regulations relating to environmental matters (collectively, "Hazardous Materials").  Dataworld has disclosed and made available to Vertex all written information, including without limitation all studies, analyses and test results, in their possession, custody or control relating to Hazardous Materials used, managed, handled, transported, treated, generated, stored, disposed, released or discharged by Dataworld or on its properties or in connection with the operation of its business.  For purposes of this Agreement, the term "Hazardous Material" shall include, without limitation, all hazardous substances, extremely hazardous substances, hazardous materials, hazardous wastes, solid wastes, toxic substances and related materials defined, listed or identified under any federal, state or local statutes or regulations relating to environmental matters, including without limitation the Comprehensive Environmental Response, Compensation and Liability
Act of 1980, as amended, 42 U.S.C. par9601, et seq., and the Hazardous
Materials Transportation Act, 49 U.S.C. par1802, et seq.
		4.17 Labor Relations.	Except as set forth on Schedule 4.17,
Dataworld is not a party to any labor or collective bargaining agreement. Except for the union which is a party to the agreement set forth on Schedule 4.17,
Dataworld has not received any written notice from any labor union or group of employees that such union or group represents or believes or claims it represents or intends to represent any of the employees of Dataworld.  To the knowledge of Dataworld, no strike or work interruption by any employees of
Dataworld is threatened.  No claim that Dataworld has engaged in any unfair labor practices is pending or, to the  knowledge of Dataworld, is threatened.
		4.18	Insurance Policies.	All policies of insurance relating to the
properties, assets, business, products, operations or employees of Dataworld are listed on Schedule 4.18 and except as set forth on Schedule 4.18 are in full force and effect and Dataworld has not received notice of the cancellation of any such policies.  Within sixty (60) days of the Closing Date, McPhee shall cause Vertex to be named as an additional insured on all of such policies.
Dataworld is not in default with respect to any provisions contained in any insurance policy listed on Schedule 4.18 nor has it failed to give any notice or present any claim under any such insurance policy in due and timely fashion which would materially and adversely affect the financial condition, results of operations, business or prospects of Dataworld.
		4.19	Bank Accounts and Powers of Attorney.	The name of each bank in
which Dataworld has an account or safe deposit box, and the names of all persons authorized to draw thereon or have access thereto and the names of all persons, if any, holding powers of attorney, from Dataworld are listed on Schedule 4.19.
		4.20	Minute Books.	The minute books of Dataworld for the period
since the incorporation of Dataworld contain complete and accurate records of all official meetings and other official material corporate actions of its stockholders, Board of Directors and Committees of its Board of Directors, and
copies of such minutes have been delivered or will be delivered to Vertex prior to the Closing Date.
		4.21	Notice from Governmental Entities.	Dataworld has not
received any demand, notification or other written notice from any governmental entity which, if complied with, would require capital expenditures by Dataworld aggregating in excess of $10,000.
		4.22	Broker's or Finder's Fees.	No agent, broker, investment banker,
person or firm acting on behalf of McPhee or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly from McPhee and/or Dataworld in connection with any of the transactions contemplated herein.
		4.23	Investment Purposes.	(a) McPhee on behalf of themselves,
and on behalf of the other shareholders of Dataworld represents and acknowledges that McPhee and each recipient of Exchanged Common Stock being acquired (being
1.5 million shares of the stock of Vertex) is for their own account (and not for the account of others) for investment purposes and not with a view to the distribution or resale thereof.  McPhee on behalf of themselves and the other shareholders of Dataworld acknowledges and agrees that the Exchanged Common
Stock will not be registered under the Securities Act of 1933, and that any certificate or other instrument issued representing the Exchanged Common Stock and any certificates or other instruments issued in substitution therefor shall bear an appropriate restrictive legend.
		(b)	McPhee further represents and acknowledges that they are
acquiring the TW Shares and the Preferred Stock (pursuant to Section 8.1) for their own account (and not for the account of others) for investment purposes and not with a view to a distribution or resale thereof.  McPhee acknowledges and agrees that such securities will not be registered under the Securities Act of 1933 and that any certificate or other instrument issued representing such securities and any certificates or other instruments issued in substitution therefor shall bear an appropriate restrictive legend.
	5.	Representations, Warranties and Covenants of Vertex. Vertex represents and warrants to McPhee as follows:
		5.1	Organization of Vertex.  Vertex is a corporation duly organized, valid existing and in good standing under the laws of the State of Delaware and has all requisite corporate and other power, authority and legal right to own, lease and operate the properties used in its business, to carry on its business as presently conducted and to execute, deliver and perform its obligations under this Agreement.  Vertex is duly qualified or licensed as a foreign corporation in each jurisdiction or place in which it owns or leases real property or in which it transacts business and where the nature of the business transacted legally requires such registration or qualification and the failure to be so registered or qualified could have a material adverse effect on the business or financial condition of Vertex.
		5.1.1  Corporate Documents.  Attached hereto as Exhibit 5.11 is a complete and correct copy of Vertex' Certificate of Incorporation, as amended to date, certified by the Secretary of State of the State of Delaware, and Vertex's
By-Laws, as currently in effect, certified by the Secretary of Vertex.
		5.2	Authorization of Agreement. The execution, delivery, and
performance of this Agreement by Vertex and TW have been duly and validly authorized and approved by the Board of Directors of Vertex and the members of
TW.  This Agreement constitutes the legal, valid and binding obligations of
Vertex and TW, enforceable against those parties in accordance with the terms of this Agreement. Vertex has taken or will take all action required by law, its
Certificate of Incorporation and By-Laws to authorize the execution, delivery and performance of this Agreement, the Preferred Stock and all other documents and certificates as may be required to consummate the transactions contemplated hereby including, but not limited to, the amendment of Vertex' Certificate of
Incorporation pursuant to Section 151 of the Delaware General Corporation Law
to empower the Board of Directors of Vertex to designate the rights, preferences and designations of the Preferred Stock as set forth in Exhibit A.
		5.3	No Breach of Statute or Contract; Governmental Authorization.
			(a) 	Neither the execution and delivery of this Agreement or the
Preferred stock by Vertex, nor compliance by Vertex with the terms and provisions of the same, nor the consummation of the transactions contemplated hereby, will:
				   (I)	conflict with or result in a breach of or constitute or
result in a default under any of the terms, conditions or provisions of its
Certificate of Incorporation, By-Laws or other governing instruments or any judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which it is subject or of any agreement, contract, or commitment to which it is a party or otherwise bound; or
				  (ii)	give to others any rights of termination, cancellation
or acceleration, with respect to any of such agreements, contracts or commitments.
			(b)	Vertex is not required to submit any notice, report or other filing with, or obtain the consent or approval of, any governmental authority in connection with its execution or delivery of this Agreement, the Purchase
Shares, the Preferred Stock, or the consummation of the transactions as contemplated by this Agreement.
		5.4	Broker's or Finder's Fees.	No agent, broker, investment banker,
person or firm acting on behalf of Vertex or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly from Vertex, TW or Goodstein in connection with any of the transactions contemplated herein.
		5.5	Investment Purposes.	Vertex, TW and Goodstein represent
and warrant that each is acquiring the Shares and the Preferred Stock for its own account (and not for the account of others) for investment purposes and not with a view to the distribution or resale thereof.  Vertex, TW and Goodstein each acknowledges and agrees that the shares and the Preferred Stock will not be registered under the Securities Act of 1933, and that any certificate or other instrument issued representing said stock and any certificates or other instruments issued in substitution therefor shall bear an appropriate restrictive legend.
		5.6	Preferred Stock Purchase Shares.  The Preferred Stock and the
Exchanged Common Stock have been duly authorized and will be validly issued, and will, when issued, be fully paid and non-assessable, and no person shall have any preemptive rights in respect thereof.
		5.7	Capital Stock of Vertex.  The authorized capital stock of Vertex consists of 40,000,000 shares of Vertex's common stock, par value $.10 per share
(the "Common Stock"), of which 25,324,000 shares are issued and outstanding and
5,000,000 shares of Preferred Stock, par value .01 per share (the "Preferred
Stock"), none of which none are outstanding.  No shares of such capital stock are held in the treasury of Vertex.  Vertex does not own stock in and does not control, directly or indirectly, any corporation, association or business organization.  Vertex is not a party to any joint venture or partnership agreement.  All shares of Common Stock that are outstanding, including the TW
Shares are duly authorized, validly issued and outstanding, fully paid, and nonassessable, and no person has any preemptive rights in respect thereof.
Except as set forth on Schedule 5.7 there is outstanding no security, option, warrant, right, call, subscription, agreement, commitment, or understanding, fixed or contingent, that directly or indirectly (I) calls for the issuance of, or the granting of rights to acquire, any capital stock of
Vertex, or any securities convertible into any capital stock of Vertex, (ii)
obligates Vertex to grant, offer or enter into any of the foregoing, or (iii)
relates to the voting or control of such capital stock, securities or rights.
		5.8	Financial.
			(a)	Vertex has furnished to McPhee true and complete copies of
(I) the financial statements for Vertex as follows:  Balance Sheet for June 30,
1998, with updates for October 31, 1998 and November 30, 1998 (the "Vertex
Balance Sheet"), as attached hereto as Exhibit 5.8.  The Vertex Balance Sheets described above that have been furnished to McPhee have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with prior periods.  The Vertex Balance Sheet furnished to McPhee present fairly the financial position of Vertex as at the date thereof.  For the purpose of this Agreement, the Vertex Balance Sheets referred to in this
Section shall be deemed to include any notes to such financial statements, if any.
			(b)	As of the dates specified on the Vertex Balance Sheets
included on Exhibit 5.8(a), Vertex had no liabilities or obligations, either accrued, contingent or otherwise, which are material to Vertex which have not been specifically reflected or disclosed in the Vertex Balance Sheet.
			(c)	Except as specifically reflected or disclosed on Schedule
5.8(c) or in the Vertex Balance Sheet, there are no claims against or liabilities or obligations of, or any reasonable basis known to Vertex for any claims against or liabilities or obligations of Vertex, which individually or in the aggregate (I) might result in a material decrease in the stockholders'
equity of Vertex from that shown in the Vertex Balance Sheet, or (ii) might result in a material charge against the annual net income of Vertex, or (iii)
might result in or cause any material adverse change in the financial condition, results of operations, business or prospects of Vertex.
			(d)	Since September 30, 1998 (the date used by Grant
Thornton for purposes of its due diligence report), except as disclosed on
Schedule 5.8(d), whether or not in the ordinary course of business, there has not been, occurred or arisen:
				  (I)	any material adverse change in the financial
condition, results of operations, business or prospects of Vertex; or
				 (ii)	any damage or destruction in the nature of a casualty
loss, whether covered by insurance or not, adversely affecting any property or business of Vertex which is material to the financial condition, results of operations,  business or prospects of Vertex; or
				(iii)	any increase in excess of $10,000 in the
compensation payable or to become payable by Vertex to its directors, officers, management personnel, consultants or agents, whether in the form of fees, salaries, bonuses or any other form of compensation, or any increase in benefits under any bonus, insurance, pension or other benefit plan made for or with any of such persons and no deferred salary or similar obligation; or
				  (iv)	any actual or threatened strike or other labor trouble
or dispute which materially and adversely affects, or might materially and adversely affect, the financial conditions, results of operations, business or prospects of Vertex; or
				   (v)	any direct or indirect redemption, purchase or other
acquisition by Vertex of any shares of Vertex's capital stock, or any declaration, setting aside or payment of any dividend or other distribution by
Vertex in respect of its capital stock.
			(e)	Since September 30, 1998 (the date used by Grant
Thornton for purposes of its due diligence report), Vertex has not engaged in any transaction material to the financial condition, results of operations, business or prospects of Vertex not in the ordinary course of its business.
			(f)	In all material respects, the books, record and accounts of
Vertex accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of Vertex.
		5.9	Inventories.	In all material respects, (I) the inventories shown on
the Vertex November 30, 1998 Balance Sheet and any inventories thereafter acquired by Vertex prior to the Closing Date consist, and will consist, of items of a quality and quantity usable or saleable in the normal course of
Vertex's business; (ii) the value of all items of obsolete materials and of all items of below standard quality has been written down to realizable market value or adequate reserves have been provided for such materials; and (iii) the values at which such inventories are carried reflect the normal inventory valuation policy of Vertex.
		5.10	Accounts Receivable.  All accounts receivable reflected on the
November 30, 1998 Balance Sheet and any accounts receivable thereafter acquired by Vertex prior to the Closing Date constitute, and will constitute, bona fide receivables resulting from bona fide transactions in the ordinary course of
Vertex's business with adequate reserves provided.
		5.11	Buildings and Equipment.  The buildings, machinery and
equipment owned or used by Vertex are adequate for the conduct of Vertex's business as such business presently is conducted and are in normal operating condition and repair, ordinary wear and tear excepted, and free from any known defects except such minor defects as do not substantially interfere with the continued use thereof in the conduct of normal operations.
		5.12	Title to Properties.	Vertex has good and marketable title or other
ownership interest adequate for the conduct of its operations and business in all of its assets (including capitalized lease agreements), in each case, free and clear of all mortgages, liens, pledges, restrictions, charges or encumbrances of any nature whatsoever, except (I) liens for current taxes which are not yet due and payable or are being contested in good faith in appropriate proceedings, (ii) liens of carriers, warehousemen, mechanics, laborers and material men incurred in the ordinary course of business for sums not yet due, and (iii) such other encumbrances and imperfections of title, if any, as in the aggregate, are not substantial in character, amount or extent, and do not materially detract from the value or interfere with the use of the properties for the purposes for which they are presently used or otherwise materially impair business operations.
		5.13 Agreements, Contracts and Commitments.
			(a)	Except as set forth in Schedule 5.13, Vertex does not have
in effect and is not a party to:
			     (I)	any Welfare Plan or Pension Plan Profit Sharing Plan,
except for routine life and disability insurance plans; or
			    (ii)	any research, development, license, employment,
consulting, distribution or sales agency agreement, contract or commitment with any person involving aggregate payment by or to Vertex in excess of $10,000 or extending beyond 12 months from the date hereof; or
			   (iii)	any agreement, indenture or other instrument relating to the money or the guarantee of any obligation for, to service the repayment of, borrowed money; or
			    (iv)	any lease with a term of more than one year or requiring
payments of $10,000 or more;
			     (v)	any agreement, commitment relating to the future disposition of any interest in any business enterprise; or
			   (vi)	any agreement, commitment (other than purchase orders in
the ordinary course of business) for the production and sale, or product or material by Vertex requiring $20,000 or more to, or by, Vertex; or
			  (vii)    any other agreement, contract or commitment or
performance or surety bond not entered into in the ordinary course of business and involving an aggregate payment by or to Vertex in excess of $10,000 or not terminable within four months without payment of a penalty greater than $10,000 by Vertex.
		(b)	With respect to Schedule 5.13, Vertex has not breached, and to the knowledge of Vertex, there exists no claim or threat that Vertex has breached, any of the terms or conditions of any agreement, contract or commitment set forth in said Schedule 5.13 in such manner as would permit any other party to cancel or terminate the same.  If any such breach or breaches singly or in the aggregate could materially and adversely affect the financial condition, results of operations, business or prospects of Vertex.  Each agreement, contract, commitment or other document set forth in Schedule 5.13 is valid and in full force and effect and there is currently no default with respect thereto by either Vertex or, to the knowledge of Vertex, by any party obligated to Vertex pursuant thereto.  Vertex has delivered to McPhee a true and complete original or copy of each agreement, contract, commitment or other document set forth in Schedule 5.13.
		5.14	Licenses and Permits.	Schedule 5.14 contains a list of all
licenses, franchises, permits and other governmental authorizations held by
Vertex that are material in connection with the ownership and conduct of the business of Vertex.  Each of such licenses, franchises, permits and other governmental authorizations is valid and in good standing.  The governmental authorizations set forth on Schedule 5.14 constitute all governmental authorizations necessary for all businesses currently carried on by Vertex.
		5.15	Litigation.	Except as set forth on Schedule 5.15, there are no
suits, actions or legal, administrative, arbitration or other proceedings and governmental investigations involving Vertex pending or, to the knowledge of
Vertex, threatened.  Vertex is not in default with respect to any order, writ, injunction, or decree of any court or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or
instrumentality, domestic or foreign.		5.16	Compliance with Law.	To the
knowledge of Vertex after reasonable inquiry, Vertex has complied and is in compliance in all material respects with all applicable federal, state, local and foreign laws, statutes, licensing requirements, rules and regulations, and judicial or administrative decisions (including without limitation, any that relate to health and safety environmental matters, sale and distribution of products and services, anti-competitive practices, collective bargaining, equal opportunity and improper payments), pertaining to its properties or assets, the ownership thereof or to the operation of its business, except for violations, if any, which do not and will not (assuming continued operations on the same basis as heretofore operated) have a material adverse effect on the business, operations or financial condition of Vertex.  To the knowledge of
Vertex after reasonable inquiry, no violation by Vertex is being alleged of any applicable law, statute, order, rule or regulation promulgated or judgment entered by any federal, state, local or foreign court or governmental authority relating to the operation, conduct or ownership of the property or business of Vertex.
		5.17	Environmental Matters.	To the knowledge of Vertex after
reasonable inquiry, Vertex is not subject to any material liability or obligation relating to (I) the environmental conditions on, under, or about the properties or assets owned or used by Vertex, including without limitation, the soil and groundwater conditions at such properties; or (ii) the use, management, handling, transport, treatment, generation, storage, disposal, release or discharge of any hazardous wastes, hazardous substances, toxic substances or related materials defined, listed or identified under any federal, state or local statutes or regulations relating to environmental matters (collectively,
"Hazardous Materials").  Vertex has disclosed and made available to McPhee all written information, including without limitation all studies, analyses and test results, in their possession, custody or control relating to Hazardous Materials used, managed, handled, transported, treated, generated, stored, disposed, released or discharged by Vertex or on its properties or in connection with the operation of its business.  For purposes of this Agreement, the term "Hazardous
Material" shall include, without limitation, all hazardous substances, extremely hazardous substances, hazardous materials, hazardous wastes, solid wastes, toxic substances and related materials defined, listed or identified under any federal, state or local statutes or regulations relating to environmental matters, including without limitation the Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended, 42 U.S.C. par9601, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. par1802, et seq.
		5.18 Labor Relations.	Except as set forth on Schedule 5.18, Vertex is
not a party to any labor or collective bargaining agreement.  Except for the union which is a party to the agreement set forth on Schedule 5.18, Vertex has not received any written notice from any labor union or group of employees that such union or group represents or believes or claims it represents or intends to represent any of the employees of Vertex.  To the knowledge of Vertex, no strike or work interruption by any employees of Vertex is threatened.  No claim that
Vertex has engaged in any unfair labor practices is pending or, to the knowledge of the Vertex, is threatened.
		5.19	Insurance Policies.	All policies of insurance relating to the
properties, assets, business, products, operations or employees of Vertex are listed on Schedule 5.19 and except as set forth on Schedule 5.19 are in full force and effect and Vertex has not received notice of the cancellation of any such policies.  Vertex is not in default with respect to any provisions contained in any insurance policy listed on Schedule 5.19 nor has it failed to give any notice or present any claim under any such insurance policy in due and timely fashion which would materially and adversely affect the financial condition, results of operations, business or prospects of Vertex.
		5.20	Bank Accounts and Powers of Attorney.	The name of each bank in
which Vertex has an account or safe deposit box, and the names of all persons authorized to draw thereon or have access thereto and the names of all persons, if any, holding powers of attorney, from Vertex are listed on Schedule 5.20.
		5.21	Minute Books.	The minute books of Vertex for the period
since the incorporation of Vertex (formerly known as VTX Electronic Corp.)
contain complete and accurate records of all official meetings and other official material corporate actions of its stockholders, Board of Directors and
Committees of its Board of Directors.
		5.22	Notice from Governmental Entities.	Vertex has not received
any demand, notification or other written notice from any governmental entity which, if complied with, would require capital expenditures by Vertex aggregating in excess of $10,000.
		5.23 Except as set forth on Schedule 5.24, Vertex has filed all required federal, state and local tax returns and all sales tax reports due up the
Closing Date.  All amounts due as reflected in those reports have been paid.
Vertex represents that there are no unpaid taxes or other levies with regard to any such tax returns.
	5A.	Representation as to TW Shares.  TW and Goodstein represent and warrant to McPhee that TW is the beneficial and record owner of the TW Shares, with good and marketable title to such TW Shares, free and clear of all liens, encumbrances, claims, charges, agreements, rights, options and warrants;
provided, however, that McPhee acknowledges and agrees that one-half of the TW
Shares (8,500,000 shares) shall be delivered to Shustak Jalil & Heller, as
Escrow Agent pursuant to the terms of Exhibit 5A attached hereto, to secure the payment of Vertex's Class 7 Unsecured Creditors.  McPhee shall have the right to vote such stock while the same is in escrow.
	5B.	Vertex represents and acknowledges that the value to Vertex for the issuance of 1,500,000 shares of the Exchanged Common Stock is equal to and in excess of the par value of the said stock.
	6.	Certain Agreements
		6.1	Operation of Business of Dataworld.  Except as set forth in
Schedule 6.1, between November 11, 1998 (the date of the execution and delivery of a letter of intent) and the Closing Date,
			(a)	Dataworld will preserve and keep intact the business
organization of Dataworld and keep available the services of the present officers and employees of Dataworld, and preserve the present relationships of
Dataworld with persons having significant business relations therewith; and
			(b)	Dataworld shall conduct its business only in the ordinary
course and, by way of amplification and not limitation, Dataworld, without prior written consent of Vertex, will not:
				(I)	issue or commit to issue any capital stock of
Dataworld;
			    (ii)	grant or commit to grant any options, warrants, convertible
securities or other rights to subscribe for, purchase or otherwise acquire any shares of its capital stock;
			   (iii)	declare, set aside, or pay any dividend or distribution with respect to the capital stock of Dataworld;
			    (iv)	directly or indirectly redeem, purchase or otherwise acquire or commit to acquire any capital stock of Dataworld;
				(v)	effect a split or reclassification of any capital stock of
Dataworld or a recapitalization of Dataworld;
			    (vi)	change the Certificate of Incorporation or By-Laws or other
governing instruments of Dataworld;
                  (vii)	enter into any employment, consulting, agency,
distribution or supply agreement, contract or commitment (other than purchase orders in the ordinary course of business) with any person or modify or cancel any such agreement, commitment or contract in effect on the date hereof containing an obligation to pay or accrue more than $10,000;
			    (viii)	enter into, or modify or cancel, any agreement,
contract or commitment relating to capital expenditures containing an obligation to pay or accrue more than $10,000;
				(ix)	enter into, or modify or cancel, any agreement,
contract, indenture or other instrument relating to the borrowing of money or other contracting or payment of indebtedness or the guarantee of any obligation for the borrowing of money or other contracting payment of indebtedness payable in more than 90 days;
			    (x)	enter into, or modify or cancel, any lease having a term of
more than one year or containing an obligation to pay or accrue more than
$10,000 other than the exercise of existing renewal options;
			   (xi)	enter into, or modify or cancel, any agreement, contract or
commitment relating to the disposition or acquisition of any interest in any business enterprise; or
			  (xii)	enter into, or modify or cancel, any other agreement,
contract or commitment of Dataworld (other than any agreement, contract or commitment for the purchase of raw materials, supplies, tools, or inventory or for the production and sale of any product by Dataworld entered into in the ordinary course of business) not terminable within 30 days without payment of a penalty greater than $10,000 by Dataworld.
		6.2	Operation of Business of Vertex.  Except as set forth in Schedule
6.2, between November 11, 1998 (the date of the execution and delivery of a letter of intent) and the Closing Date,
			(a)	Vertex will preserve and keep intact the business
organization of Vertex and keep available the services of the present officers and employees of Vertex, and preserve the present relationships of Vertex with persons having significant business relations therewith; and
			(b)	Vertex shall conduct its business only in the ordinary course and, by way of amplification and not limitation, Vertex, without prior written consent of McPhee, will not:
				(I)	issue or commit to issue any capital stock of Vertex;
			    (ii)	grant or commit to grant any options, warrants, convertible
securities or other rights to subscribe for, purchase or otherwise acquire any shares of its capital stock;
			   (iii)	declare, set aside, or pay any dividend or distribution with respect to the capital stock of Vertex;
			    (iv)	directly or indirectly redeem, purchase or otherwise acquire or commit to acquire any capital stock of Vertex;
				(v)	effect a split or reclassification of any capital stock of
Vertex or a recapitalization of Vertex;
			    (vi)	change the Certificate of Incorporation or By-Laws or other
governing instruments of Vertex;
                  (vii)	enter into any employment, consulting, agency,
distribution or supply agreement, contract or commitment (other than purchase orders in the ordinary course of business) with any person or modify or cancel any such agreement, commitment or contract in effect on the date hereof containing an obligation to pay or accrue more than $10,000;
			    (viii)	enter into, or modify or cancel, any agreement,
contract or commitment relating to capital expenditures containing an obligation to pay or accrue more than $10,000;
				(ix)	enter into, or modify or cancel, any agreement,
contract, indenture or other instrument relating to the borrowing of money or other contracting or payment of indebtedness or the guarantee of any obligation for the borrowing of money or other contracting payment of indebtedness payable in more than 90 days;
			    (x)	enter into, or modify or cancel, any lease having a term of
more than one year or containing an obligation to pay or accrue more than
$10,000 other than the exercise of existing renewal options;
			   (xi)	enter into, or modify or cancel, any agreement, contract or
commitment relating to the disposition or acquisition of any interest in any business enterprise; or
			  (xii)	enter into, or modify or cancel, any other agreement,
contract or commitment of Vertex (other than any agreement, contract or commitment for the purchase of raw materials, supplies, tools, or inventory or for the production and sale of any product by Vertex entered into in the ordinary course of business) not terminable within 30 days without payment of a penalty greater than $10,000 by Vertex.
		6.3	Information for Governmental Filings.  Vertex and McPhee each will furnish the others with such information as shall be necessary in the preparation of any filing required by any governmental or regulatory authority in connection with the transactions contemplated by this Agreement.
		6.4	Further Assurances.  The parties will each (I) execute and deliver such instruments and take such other actions as the other may reasonably require in order to carry out the intent of this Agreement, (ii) use its best efforts to obtain consent from all third parties and governmental bodies necessary for the consummation of the transactions contemplated by this Agreement, (iii)
diligently support this Agreement in any proceeding before any regulatory authority whose approval of any of the transactions contemplated hereby  is required, and (iv) use its best efforts so that the other conditions precedent to the obligations of VTG on the one hand and McPhee on the other hand are satisfied.
		6.5	Exchange of Information.  McPhee, TW, Goodstein and Vertex,
agree to give to each other and their respective representatives and agents full access to all the premises and books and records of Dataworld and Vertex and to cause each of Dataworld's and Vertex's officers and independent auditors to furnish such financial and operating data and other information with respect to the business and properties of Dataworld and Vertex as each shall from time to time request; provided, however, that any such investigation (I) shall be conducted in such manner as not to interfere unreasonably with the operation of the business of Dataworld or Vertex, and (ii) shall not affect any of the representations and warranties hereunder.  In the event the transactions contemplated by this Agreement are not consummated, McPhee, Vertex, TW and
Goodstein shall return all documents and other material obtained from
Dataworld, McPhee, Vertex, TW or Goodstein, as the case may be, in connection with the transactions contemplated hereby.  Vertex and McPhee will each keep confidential all information concerning Dataworld, McPhee, Vertex, TW or
Goodstein, as the case may be, obtained pursuant to this Agreement or in connection with the transactions contemplated hereby unless such information is readily ascertainable from public or published information or trade sources and will take such other steps in regard to the confidentiality of such material as have been mutually agreed upon.
		6.6	Transfer and Similar Taxes.  All taxes or similar charges due to the
Internal Revenue Service or any state or local taxing agency imposed upon any party arising in respect of the transfer of ownership provided for under this
Agreement shall be paid by the person or entity that incurred such liability.
	7.	Conditions of Closing.
		7.1	Conditions of Obligations of Vertex.  The obligations of Vertex to close hereunder shall be subject to the following conditions:
			(a)	Each of the substantive representations and warranties of
Dataworld herein contained shall be true and correct in all material respects to the reasonable satisfaction of Vertex on and as of the Closing Date with the same effect as though made at such time except (I) insofar as such representations and warranties are given as of a particular date, or (ii) as affected by the transactions contemplated by this Agreement.  In all cases, except to the extent waived hereunder or affected by the transactions contemplated or permitted herein, McPhee and Dataworld shall have performed in all material respects to the reasonable satisfaction of Vertex all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by it or him at or prior to the Closing Date.
			(b)	No suit, action or other proceeding shall be pending before
any court or governmental agency in which it is sought to restrain or prohibit the consummation of the transactions contemplated hereby, or in which it is sought to obtain substantial damages in connection therewith.  No order of any court or administrative agency which restrains or prohibits the transactions contemplated hereby shall be in effect and no governmental agency shall be seeking such or threatening to do so.
			(c)	All statutory requirements for the valid consummation by
McPhee of the transactions contemplated by this Agreement shall have been fulfilled; all authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation by McPhee of the transactions contemplated by this
Agreement shall have been obtained and shall be in full force and effect.
			(d)	The form and substance of all legal proceedings, documents
or papers used or delivered hereunder by McPhee or Dataworld shall be reasonably satisfactory to counsel for Vertex.
		7.2	Conditions of Obligations of McPhee.  The obligation of McPhee to close hereunder shall be subject to the following conditions:
			(a)	Each of the substantive representations and warranties of
Vertex, TW and Goodstein, to the extent contained herein contained shall be true and correct in all material respects at the Closing Date with the same effect as though made at such time except (I) insofar as such representations and warranties are given as of a particular date, or (ii) as affected by the transactions contemplated in this Agreement.  In all cases, except to the extent waived hereunder or affected by the transactions contemplated or permitted herein, Vertex, TW or Goodstein shall have performed in all material respects to the reasonable satisfaction of McPhee all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing Date.
			(b)	No suit, action or other proceeding shall be pending before
any court or governmental agency in which it is sought to restrain or prohibit the consummation of the transactions contemplated hereby, or in which it is sought to obtain substantial damages in connection therewith.  No order of any court or administrative agency which restrains or prohibits the transactions contemplated hereby shall be in effect and no governmental agency shall be seeking such or threatening to do so.
			(c)	All statutory requirements for the valid consummation by
Vertex of the transactions contemplated by this Agreement shall have been fulfilled; all authorizations, consents and approvals of all federal, sate and local governmental agencies and authorities required to be obtained in order to permit consummation by Vertex of the transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect.
			(d)	The form and substance of all legal proceedings documents,
or papers used or delivered hereunder by Vertex, TW and Goodstein shall be reasonably satisfactory to counsel for McPhee.
			(e)	On or prior to the Closing Date, Vertex shall have delivered to McPhee certified copies of the resolutions of the Board of Directors of
Vertex authorizing and consenting to the transactions contemplated hereby.
		8.	Post-Closing Agreements.
			8.1	Additional Capital.	(a) McPhee shall have the obligation to
purchase, prior to February 15, 1999 1,000 shares of Preferred Stock at a purchase price of $100 per share (the stated value of such Preferred Stock).
			(b)	If and to the extent McPhee purchases the Preferred Stock
as set forth in Section 8.1(a) above, TW shall, concurrent with McPhee's purchase, also purchase an identical number of shares of Preferred Stock, also at a purchase price of $100 per share.
			(c)	Vertex shall prior to January 15, 2000, replace or arrange to release the $1,268,000 cash collateral contributed by TW and held by Rosenthal &
Rosenthal, Inc. ("R&R") (to secure Vertex's obligations under its credit agreement with R&R) payable at the amortization rate of thirty-six (36) months commencing January 15, 2000 with a balloon payment of the balance at June 30,
2002.  No transfer of this collateral to any other lender or other entity shall be permitted without the written consent of TW.  Vertex hereby authorizes TW to withdraw its collateral in accordance with the schedule in this paragraph
8.1(c).
			(d)	Immediately after the Closing and after the requirements of
Section 14(f) of the Securities Exchange Act of 1934, as amended, have been met,
Vertex, TW and McPhee will take such action so that the Board of Directors of
Vertex shall consist of Daniel McPhee, Christopher Francis, Edward Goodstein,
Al Roth and a designee of McPhee.  The Board shall continue with such representation until the time as set forth in Section 10.
			(e)	TW and Goodstein shall and do hereby, indemnify and hold
Vertex harmless for any shortfall of inventory after a cumulative threshold amount of $50,000 (up to an aggregate indemnified amount of $100,000 after the said threshold amount), the inventory to be determined by a physical count of inventory as of December 30, 1998, to be offset against any funds due TW or
Goodstein from Vertex.
			(g)	McPhee shall and does hereby, indemnify and hold Vertex
harmless from any shortfall of inventory, after a cumulative threshold amount of
$50,000 (up to an aggregate indemnified amount of $100,000 after the said threshold amount), the inventory to be determined by a physical counting of inventory as of December 30, 1998.
			(h)	Vertex shall use its reasonable business efforts starting
immediately after the Closing Date to renegotiate its $65,000 equipment lease with Microtech Leasing, Inc. and to remove Goodstein as a guarantor.
			(I)	Vertex shall make all payments to creditors as provided for
in Vertex's Plan of Reorganization.
			(j)	Vertex and McPhee agree that Vertex may not be merged,
sold, consolidated or combined in any way, nor may all or substantially all its assets be sold in one transaction or a series of transactions, until all indebtedness of Vertex to TW and/or Goodstein have been paid in full, including indebtedness guaranteed by either of them unless Vertex is the surviving corporation and TW and Goodstein shall have consented to such transaction in writing.
		9.  Registration Rights; Etc.
			9.1	Certain Definitions.  As used in this Section 9, the following terms shall have the following respective meanings:
			"Commission" shall mean the Securities and Exchange
Commission or any other federal agency at the time administering the Securities
Act.
			"Registrable Securities" shall mean the shares of Common Stock issuable or issued upon conversion of any Senior Preferred Stock and Exchanged
Common Stock and TW Shares owned by a Holder (as that term is defined herein)
and approximately 3,500,000 shares of Common Stock owned immediately subsequent to the date of this Agreement by TW.
			The terms "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the
Securities Act of 1933 and applicable rules and regulations thereunder, and the effectiveness of such registration statement.
			"Registration Expenses" shall mean all expenses incurred by
Vertex in compliance with the provisions hereof other than Selling Expenses, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Vertex, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of
Vertex, which shall be paid in any event by Vertex).
			"Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, all fees and disbursements of counsel for any Holder and any blue sky fees and expenses excluded from the definition of "Registration Expenses."
			"Holder" shall mean TW and/or McPhee and other shareholders of
Dataworld receiving Exchanged Common Stock.
		9.2	Vertex Registration.


				(a)	Vertex hereby represents that there are no demand or piggyback registration rights except as set forth in the Agreement.
				(b)  Notice of Registration.  If Vertex shall determine to register any of its securities, other than a registration for less than 2,000,000 shares of common stock, or any registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any  registration form which does not permit secondary sales,
Vertex will:
	(I)  promptly give to the Holders written notice thereof (which shall include a list of the jurisdictions in which Vertex intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and
	(ii)  include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within fifteen (15) days after receipt of the written notice from
Vertex described in clause (I) above, except as set forth below.
				(c)  Underwriting.  If the registration of which Vertex gives notice is for a registered public offering involving an underwriting, Vertex shall so advise the Holder as part of the written notice given above.  In such event, the right of any Holder to registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's
Registrable Securities in the underwriting to the extent provided herein.  All
Holders proposing to distribute their securities through such underwriting shall
(together with Vertex) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by Vertex.
		Notwithstanding any other provision of this Section 9, if the underwriter determines that marketing or other factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto.  Vertex shall so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the following registration and underwriting shall be allocated in the following manner.  The number of shares that may be included in the registration and underwriting on behalf of such Holders, shall be allocated in proportion, as nearly as practicable, to the respective amounts of
Registrable Securities held by them at the time of filing the registration statement.
			If any Holder of Registrable Securities disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to Vertex and the underwriter.  Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.
		9.3	Expenses of Registration.  Vertex shall bear all Registration Expenses incurred in connection with any registration, qualification and compliance by
Vertex pursuant to the provisions hereof.  All Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.
		9.4	 Registration Procedures.  In the case of each registration effected by
Vertex pursuant to this Section 9, Vertex will advise each Holder in writing as to the initiation of each registration and as to the completion thereof.
Vertex will, at its expense:
			(I)  keep such registration effective for a period of one hundred twenty
(120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs:
			(ii)  furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request; and
			(iii)  use its best efforts to register or qualify the Registrable Securities under the securities laws or blue-sky laws of such jurisdictions as any Holder may reasonably request under the circumstances; provided, however, that Vertex shall not be obligated to register or qualify such Registrable Securities in any particular jurisdiction in which Vertex would be required to execute a general consent to service of process in order to effect such registration, qualification or compliance, unless Vertex is already subject to service in such jurisdiction and except as may be required by the Securities Act of 1933 or applicable rules or regulations thereunder.
		9.5	Indemnification.
			(I)  Vertex, with respect to each registration, qualification and compliance effected pursuant to this Section 9, will indemnify and hold harmless each
Holder, each of its officers, directors and partners, and each party controlling such Holder, and each underwriter, if any, and each party who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Vertex of the Securities Act of 1933 or any rule or regulation thereunder applicable to Vertex and relating to action or inaction required of Vertex in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each party controlling such Holder, each such underwriter and each party who controls any such underwriter, for any legal and any other expenses incurred in connection with investigating or defending any such claim, loss damage, liability or action; provided that Vertex will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based solely upon information furnished to Vertex by such Holder or underwriter, as the case may be.
			(ii)  Each Holder will, if Registrable Securities held by him or her are included in the securities offering as to which such registration, qualification or compliance is being effected, indemnify and hold harmless Vertex, each of its directors and officers and each underwriter, if any, of Vertex's securities covered by such a registration statement, each party who controls Vertex or such underwriter, each other such Holder and each of their respective officers, directors and partners, and each party controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof)
arising out of or based on any untrue statement (or alleged untrue statement)
of material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Vertex and such Holders, directors, officers, partners, parties, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document solely in reliance upon and in conformity with  information furnished to Vertex by such Holder provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of securities sold as contemplated herein.
			(iii)  Each party entitled to indemnification under this provision (the
"Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified
Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the
Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnifying Party
(whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified
Party shall have been advised by counsel that actual or potential differing interest or defenses exist or may exist between the Indemnifying Party and the
Indemnified Party, in which case such expense shall be paid by the Indemnifying
Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 9.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified
Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.
		9.6	Information by Holder.  Each Holder of Registrable Securities, holding securities included in any registration statement, shall furnish to Vertex such information regarding such Holder as Vertex may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 9.
		9.7	Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, Vertex agrees to:
			(I)  Make and keep public information available, as those terms are understood an defined in Rule 144 under the Securities Act of 1933, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act of 1933 filed by Vertex for an offering of its securities to the general public; and
			(ii)  Use its best efforts to file with the Commission in a timely manner all reports and other documents required of Vertex under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended.
	10.	Events of Default; Compliance.
		10.1	Control of Board.  In the event McPhee or Vertex, shall default in any material respect after the Closing Date with respect to the obligation set forth in (a) Sections 8.1 or (b) the payments to be made to Class 7 Unsecured
Creditors due May 15, 1999 and August 15, 1999; then Vertex and McPhee shall take such steps either to increase the size of the Board of Directors of
Vertex, or McPhee shall resign from the Board, such that TW's representatives shall control the Board of Directors of Vertex.
		10.2	Compliance.  Once McPhee and Vertex shall have  complied with all the provisions of Sections 2.7, 8.1(a), 8.1(c), 8.1(h) and payments to be made to
Class 7 Unsecured Creditors due May 15, 1998 and August 15, 1998, Goodstein and
Al Roth shall offer their resignations from the Board of Directors.
	11.	Termination of Agreement Prior to Closing Date; payment of Expenses.
		11.1	Termination of Agreement.  In addition to the rights of the parties hereto to terminate this Agreement under any other provision hereof, this
Agreement and the transactions contemplated hereby may be terminated at any time before the Closing Date, (a) by mutual consent of the parties; or (b) by either Vertex or McPhee, if the Closing Date shall not have occurred on or before the close of business on January 31, 1999, which date may be extended by mutual agreement of Vertex and McPhee.
		11.2	Notice of Termination.  In the event of the termination of this Agreement pursuant to Subsection 11.1(b) above, notice shall forthwith be given by the terminating party to the other party to this Agreement and thereupon, or upon the termination of this Agreement pursuant to Subsection 11.1(a) above, this
Agreement shall terminate and there shall be no liability on the part of any party hereto to the other party, except as provided in Section 11.3 below.
		11.3	Confidentiality.  In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated for any reason whatsoever, the confidentiality provisions of Section 6.6 shall survive and each party shall return all confidential material furnished to it by the other party to such other party.
		11.4	Payment of Expenses.  Each party hereby agrees to pay all of their own costs and expenses incident to its negotiation and preparation of this
Agreement and their performance of and compliance with all agreements and conditions contained herein, including the fees, expenses and disbursements of its counsel and its auditors.
		11.5	Waiver of Conditions.  If any of the conditions specified in Section 7.1 has not been satisfied, Vertex may nevertheless at its election proceed with the transactions contemplated hereby and, if any of the conditions specified in
Section 7.2 has not been satisfied, McPhee may nevertheless at its election proceed with the transactions contemplated hereby.  Any such election to proceed shall be evidenced by a certificate executed on behalf of the electing party.
	12.	General Provisions.
		12.1	Amendments.  Subject to applicable law, this Agreement and any exhibit or schedule attached hereto may be amended by an instrument in writing signed by an authorized officer of each party hereto upon authorization by the Board of directors of the party at any time prior to the Closing date.
		12.2	Schedules.  Each Schedule delivered pursuant to the terms of this
Agreement shall be in writing.
		12.3	Survival of Representations, Warranties and Indemnities.  Subject to the
limitations and other provisions of this Agreement, the representations, warranties, indemnities, agreements and covenants made by any party in this
Agreement, or pursuant hereto, shall survive this Agreement and the Closing, for three years from the Closing date, notwithstanding any
investigation made at any time by or on behalf of the other parties.
		12.4	Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.
		12.5	Notices.  All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed by registered or certified mail, or overnight delivery service, to the addresses hereinafter described or at such other addresses as may be designated in writing by notice duly given to the other party.  The date of the giving of such notices, requests, demands, and other communications shall be deemed to be the date of delivery.
If to Vertex to:			Vertex Computer Cable & Products, Inc.
					920 Conklin Street
					Farmingdale, New York 11735
					Attention: Highest executive other than
							  McPhee or McPhee's designee(s)

with a copy to:			James P. Jalil, Esq.
					Shustak Jalil & Heller
					545 Madison Avenue
					New York, New York 10022

If to McPhee to:			Daniel McPhee and Christopher Francis
					c/o Daniel McPhee
					25-40 50th Avenue
					Long Island City, New York 11101

with a copy to:			Wexler & Burkhart, P.C.
					50 Charles Lindbergh Boulevard
					Mitchel Field, New York 11553-3660
					Attn.: Errol Burkhart, Esq.

If to TW Cable LLC:		81 Executive Boulevard
					Farmingdale, New York 11735
					Attn.:  Edward Goodstein

If to Edward Goodstein:		606 Michelle Place
					North Woodmere, New York 11581



		12.6	Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.
		12.7	Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without affecting, impairing or invalidating the remaining provisions hereof or the enforceability thereof in such jurisdiction or the validity or enforceability of any provision hereof in any other jurisdiction.  This Agreement shall not be assignable by any of the parties hereto and any attempt to assign this Agreement without such consent shall be void and of no effect.
		12.8	Headings.  The captions and other headings contained in this Agreement are for convenience only and shall not be considered a part of or affect the construction and interpretation of any provision of this Agreement.
		12.9	Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be deemed an original, but all of such shall constitute one and the same Agreement.
	    12.10	Integration.  This Agreement and the other agreements referenced herein constitute the entire agreement among the parties pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings of the parties in connection therewith.
	    12.11	Waiver.  The waiver by any of the parties of any provision hereof shall not be effective unless in writing and shall not constitute waiver by such party of any other provision hereto for subsequent breach of any provision hereof.


	IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the day and year first above written.
					VERTEX COMPUTER CABLE & PRODUCTS, INC.

				By:	 /s/ NICHOLAS T. HUTZEL            ________
					Name: NICHOLAS T. HUTZEL
					Title: V.P. & CONTROLLER AND SECRETARY

					/s/ DANIEL MCPHEE __________________
					DANIEL MCPHEE

					/s/ CHRISTOPHER FRANCIS____________
					CHRISTOPHER FRANCIS


					TW CABLE, LLC

				By:	/s/ EDWARD GOODSTEIN______________




As to Section 10.2 only

					/s/ EDWARD GOODSTEIN_____________
					EDWARD GOODSTEIN

					/s/ ALBERT ROTH____________________
					ALBERT ROTH



					DATAWORLD SOLUTIONS, INC.

				By:	/s/ DANIEL MCPHEE                       ______
					PRESIDENT